Accounts Receivable, Net	12 Months Ended
Dec. 31, 2023
Receivables [Abstract]
Accounts Receivable, Net	Accounts Receivable, Net

At December 31, 2023 and 2022, the Company had current expected credit loss of $1.9 million and $2.1 million, respectively, against accounts receivable. The following table presents changes in the current expected credit loss during the years ended December 31:

(in thousands)	2023	2022
Beginning balance - January 1	$2,134	$1,306
Provisions	579	1,204
Write-offs	(764)	(376)
Ending balance - December 31	$1,949	$2,134

Receivables recorded as of December 31, 2023 and 2022 all represent unconditional rights to payments from customers.